                                                                    EXHIBIT 20.6


                  ARCADIA AUTOMOBILE RECEIVABLES TRUST 1998 - B

                         MONTHLY SERVICER'S CERTIFICATE



        Accounting Date:                                      September 30, 1999
                                                       -------------------------
        Determination Date:                                      October 6, 1999
                                                       -------------------------
        Distribution Date:                                      October 15, 1999
                                                       -------------------------
        Monthly Period Ending:                                September 30, 1999
                                                       -------------------------


        This Certificate is delivered pursuant to Section 3.9 of the Sale and Servicing Agreement, dated as of June 1, 1998, among Arcadia Automobile Receivables Trust, 1998-B (the "Trust"), Arcadia Receivables Finance Corp., as seller, Arcadia Financial Ltd., in its individual capacity and as Servicer, and Norwest Bank Minnesota, National Association, as Backup Servicer (the "Sale and Servicing Agreement"). Terms used and not otherwise defined herein have the meaning assigned them in the Sale and Servicing Agreement.

        Arcadia Financial Ltd., as Servicer under the Sale and Servicing Agreement, hereby certifies that the following information is true and correct for the Distribution Date and the Monthly Period set forth above.


I.     Collection Account Summary

       Available Funds:
                    Payments Received                                                       $14,222,189.80
                    Liquidation Proceeds (excluding Purchase Amounts)                        $1,200,671.33
                    Current Monthly Advances                                                    261,074.90
                    Amount of withdrawal, if any, from the Spread Account                            $0.00
                    Monthly Advance Recoveries                                                 (199,025.09)
                    Purchase Amounts-Warranty and Administrative Receivables                   ($35,870.28)
                    Purchase Amounts - Liquidated Receivables                                        $0.00
                    Income from investment of funds in Trust Accounts                           $66,316.93
                                                                                          -----------------
       Total Available Funds                                                                                        $15,515,357.59
                                                                                                                  =================

       Amounts Payable on Distribution Date:
                    Reimbursement of Monthly Advances                                                $0.00
                    Backup Servicer Fee                                                              $0.00
                    Basic Servicing Fee                                                        $392,400.12
                    Trustee and other fees                                                           $0.00
                    Class A-1 Interest Distributable Amount                                          $0.00
                    Class A-2 Interest Distributable Amount                                    $357,973.05
                    Class A-3 Interest Distributable Amount                                    $701,604.17
                    Class A-4 Interest Distributable Amount                                    $530,000.00
                    Class A-5 Interest Distributable Amount                                    $277,750.00
                    Noteholders' Principal Distributable Amount                             $11,792,510.63
                    Amounts owing and not paid to Security Insurer under
                             Insurance Agreement                                                     $0.00
                    Supplemental Servicing Fees (not otherwise paid to Servicer)                     $0.00
                    Spread Account Deposit                                                   $1,463,119.63
                                                                                          -----------------
       Total Amounts Payable on Distribution Date                                                                   $15,515,357.59
                                                                                                                  =================


                                 Page 1 (1998-B)

II.    Available Funds

       Collected Funds (see V)
                                    Payments Received                                       $14,222,189.80
                                    Liquidation Proceeds (excluding
                                       Purchase Amounts)                                     $1,200,671.33          $15,422,861.13
                                                                                          -----------------

       Purchase Amounts                                                                                                ($35,870.28)

       Monthly Advances

                                    Monthly Advances - current Monthly Period (net)             $62,049.81
                                    Monthly Advances - Outstanding Monthly Advances
                                       not otherwise reimbursed to the Servicer                      $0.00              $62,049.81
                                                                                          -----------------

       Income from investment of funds in Trust Accounts                                                                $66,316.93
                                                                                                                  -----------------

       Available Funds                                                                                              $15,515,357.59
                                                                                                                  =================

III.   Amounts Payable on Distribution Date

       (i)(a)      Taxes due and unpaid with respect to the Trust
                   (not otherwise paid by OFL or the Servicer)                                                               $0.00

       (i)(b)      Outstanding Monthly Advances (not otherwise reimbursed
                   to Servicer and to be reimbursed on the Distribution Date)                                                $0.00

       (i)(c)      Insurance Add-On Amounts (not otherwise reimbursed to Servicer)                                           $0.00

       (ii)        Accrued and unpaid fees (not otherwise paid by OFL or the
                   Servicer):
                                    Owner Trustee                                                     $0.00
                                    Administrator                                                     $0.00
                                    Indenture Trustee                                                 $0.00
                                    Indenture Collateral Agent                                        $0.00
                                    Lockbox Bank                                                      $0.00
                                    Custodian                                                         $0.00
                                    Backup Servicer                                                   $0.00
                                    Collateral Agent                                                  $0.00                  $0.00
                                                                                          ------------------

       (iii)(a)    Basic Servicing Fee (not otherwise paid to Servicer)                                                $392,400.12

       (iii)(b)    Supplemental Servicing Fees (not otherwise paid to Servicer)                                              $0.00

       (iii)(c)    Servicer reimbursements for mistaken deposits or postings of checks
                   returned for insufficient funds (not otherwise reimbursed to Servicer)                                    $0.00

       (iv)        Class A-1 Interest Distributable Amount                                                                   $0.00
                   Class A-2 Interest Distributable Amount                                                             $357,973.05
                   Class A-3 Interest Distributable Amount                                                             $701,604.17
                   Class A-4 Interest Distributable Amount                                                             $530,000.00
                   Class A-5 Interest Distributable Amount                                                             $277,750.00

       (v)         Noteholders' Principal Distributable Amount

                                    Payable to Class A-1 Noteholders                                                         $0.00
                                    Payable to Class A-2 Noteholders                                                $11,792,510.63
                                    Payable to Class A-3 Noteholders                                                         $0.00
                                    Payable to Class A-4 Noteholders                                                         $0.00
                                    Payable to Class A-5 Noteholders                                                         $0.00

       (vii)       Unpaid principal balance of the Class A-1 Notes after deposit to the Note
                   Distribution Account of any funds in the Class A-1 Holdback Subaccount
                   (applies only on the Class A-1 Final Scheduled Distribution Date)                                         $0.00

       (ix)        Amounts owing and not paid to Security Insurer under Insurance Agreement                                  $0.00
                                                                                                                  -----------------

                   Total amounts payable on Distribution Date                                                       $14,052,237.96
                                                                                                                  =================


                                 Page 2 (1998-B)

IV.    Calculation of Credit Enhancement Fee ("Spread Account Deposit"); withdrawal from Reserve Account; Deficiency Claim Amount; Pre-Funding Account Shortfall
       and Class A-1 Maturity Shortfall

       Spread Account deposit:

                   Amount of excess, if any, of Available Funds over total amounts
                   payable (or amount of such excess up to the Spread Account Maximum Amount)                         $1,463,119.63

       Reserve Account Withdrawal on any Determination Date:

                   Amount of excess, if any, of total amounts payable over Available Funds
                   (excluding amounts payable under item (vii) of Section III)                                                $0.00

                   Amount available for withdrawal from the Reserve Account (excluding the
                   Class A-1 Holdback Subaccount), equal to the difference between the amount on deposit in the Reserve Account and the Requisite Reserve Amount
                   (amount on deposit in the Reserve Account calculated taking into account any withdrawals from or deposits to the Reserve Account in respect of transfers
                   of Subsequent Receivables)                                                                                 $0.00

                   (The amount of excess of the total amounts payable (excluding amounts payable under item (vii) of Section III) payable over Available Funds shall be withdrawn by the Indenture Trustee from the Reserve Account (excluding the Class A-1
                   Holdback Subaccount) to the extent of the funds available for withdrawal from in the Reserve Account, and deposited in the Collection Account.)

                   Amount of withdrawal, if any, from the Reserve Account                                                     $0.00

       Reserve Account Withdrawal on Determination Date for Class A-1 Final Scheduled Distribution
       Date:

                   Amount by which (a) the remaining principal balance of the Class A-1 Notes exceeds (b) Available Funds after payment of amounts set forth in item (v)
                   of Section III                                                                                             $0.00

                   Amount available in the Class A-1 Holdback Subaccount                                                      $0.00

                   (The amount by which the remaining principal balance of the Class A-1 Notes exceeds Available Funds (after payment of amount set forth in item (v)
                   of Section III) shall be withdrawn by the Indenture Trustee from the
                   Class A-1 Holdback Subaccount, to the extent of funds available for withdrawal from the Class A-1 Holdback Subaccount, and deposited in the Note Distribution
                   Account for payment to the Class A-1 Noteholders)

                   Amount of withdrawal, if any, from the Class A-1 Holdback Subaccount                                       $0.00

       Deficiency Claim Amount:

                   Amount of excess, if any, of total amounts payable over funds available for withdrawal from Reserve Amount, the Class A-1 Holdback Subaccount and
                   Available Funds                                                                                            $0.00

                   (on the Class A-1 Final Scheduled Distribution Date, total amounts payable will not include the remaining principal balance of the Class A-1 Notes after giving effect to payments made under items (v) and (vii) of
                   Section III and pursuant to a withdrawal from the Class A-1 Holdback Subaccount)

       Pre-Funding Account Shortfall:

                   Amount of excess, if any, on the Distribution Date on or immediately following the end of the Funding Period, of (a) the sum of the Class A-1
                   Prepayment Amount, the Class A-2 Prepayment Amount, the Class A-3 Prepayment
                   Amount, the Class A-4 Prepayment Amount, the Class A-5 Prepayment Amount over (b) the
                   amount on deposit in the Pre-Funding Account                                                               $0.00

       Class A-1 Maturity Shortfall:

                   Amount of excess, if any, on the Class A-1 Final Scheduled Distribution
                   Date, of (a) the unpaid principal balance of the Class A-1 Notes over (b) the sum of the amounts deposited in the Note Distribution Account under item (v)
                   and (vii) of Section III or pursuant to a withdrawal from the Class A-1
                   Holdback Subaccount.                                                                                       $0.00

       (In the event a Deficiency Claim Amount, Pre-Funding Account Shortfall or Class A-1
       Maturity Shortfall exists, the Trustee shall deliver a Deficiency Notice to the
       Collateral Agent, the Security Insurer, the Fiscal Agent, if any, the Owner Trustee and
       the Servicer specifying the Deficiency Claim Amount, the Pre-Funding Account Shortfall
       or the Class A-1 Maturity Shortfall.)

                                 Page 3 (1998-B)

V.     Collected Funds

       Payments Received:
                         Supplemental Servicing Fees                                                $0.00
                         Amount allocable to interest                                        4,904,293.73
                         Amount allocable to principal                                       9,317,896.07
                         Amount allocable to Insurance Add-On Amounts                               $0.00
                         Amount allocable to Outstanding Monthly Advances
                            (reimbursed to the Servicer prior to deposit
                            in the Collection Account)                                              $0.00
                                                                                          ----------------
       Total Payments Received                                                                                      $14,222,189.80

       Liquidation Proceeds:
                         Gross amount realized with respect to Liquidated Receivables        1,225,537.52

                         Less: (i) reasonable expenses incurred by Servicer
                            in connection with the collection of such Liquidated
                            Receivables and the repossession and disposition
                            of the related Financed Vehicles and (ii) amounts
                            required to be refunded to Obligors on such Liquidated
                            Receivables                                                         (24,866.19)
                                                                                          -----------------

       Net Liquidation Proceeds                                                                                      $1,200,671.33

       Allocation of Liquidation Proceeds:
                         Supplemental Servicing Fees                                                 $0.00
                         Amount allocable to interest                                                $0.00
                         Amount allocable to principal                                               $0.00
                         Amount allocable to Insurance Add-On Amounts                                $0.00
                         Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)              $0.00                   $0.00
                                                                                          ------------------      -----------------

       Total Collected Funds                                                                                        $15,422,861.13
                                                                                                                  =================

VI.    Purchase Amounts Deposited in Collection Account

       Purchase Amounts - Warranty Receivables                                                       $0.00
                        Amount allocable to interest                                                 $0.00
                        Amount allocable to principal                                                $0.00
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)                                      $0.00

       Purchase Amounts - Administrative Receivables                                                                   ($35,870.28)
                        Amount allocable to interest                                                 $0.00
                        Amount allocable to principal                                          ($35,870.28)
                        Amount allocable to Outstanding Monthly Advances (reimbursed
                            to the Servicer prior to deposit in the Collection Account)              $0.00
                                                                                          -----------------

       Total Purchase Amounts                                                                                          ($35,870.28)
                                                                                                                  =================
VII.   Reimbursement of Outstanding Monthly Advances

       Outstanding Monthly Advances                                                                                    $438,176.48

       Outstanding Monthly Advances reimbursed to the Servicer prior to deposit in the Collection Account from:
                        Payments received from Obligors                                        ($199,025.09)
                        Liquidation Proceeds                                                          $0.00
                        Purchase Amounts - Warranty Receivables                                       $0.00
                        Purchase Amounts - Administrative Receivables                                 $0.00
                                                                                          ------------------

       Outstanding Monthly Advances to be netted against Monthly
          Advances for the current Monthly Period                                                                     ($199,025.09)

       Outstanding Monthly Advances to be reimbursed out of
          Available Funds on the Distribution Date                                                                    ($199,025.09)

       Remaining Outstanding Monthly Advances                                                                          $239,151.39

       Monthly Advances - current Monthly Period                                                                       $261,074.90
                                                                                                                  -----------------

       Outstanding Monthly Advances - immediately following the Distribution Date                                      $500,226.29
                                                                                                                  =================

                                 Page 4 (1998-B)


       VIII.        Calculation  of  Interest  and  Principal  Payments

A.  Calculation  of  Principal  Distribution  Amount

                    Payments received allocable to principal                                                          $9,317,896.07
                    Aggregate of Principal Balances as of the Accounting Date of all
                       Receivables that became Liquidated Receivables
                       during the Monthly Period                                                                      $2,510,484.84
                    Purchase Amounts - Warranty Receivables allocable to principal                                            $0.00
                    Purchase Amounts - Administrative Receivables allocable to principal                               ($35,870.28)
                    Amounts withdrawn from the Pre-Funding Account                                                            $0.00
                    Cram Down Losses                                                                                          $0.00
                                                                                                                   ----------------

                    Principal Distribution Amount                                                                    $11,792,510.63
                                                                                                                   ================

B.  Calculation of Class A-1 Interest Distributable Amount

                    Class A-1 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-1 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-1 Noteholders on such Distribution Date)              $0.00

                    Multiplied by the Class A-1 Interest Rate                                       5.6275%

                    Multiplied by actual days in the period or in the case of the
                       first Distribution Date, by 22/360                                       0.08333333                    $0.00
                                                                                          ------------------

                    Plus any unpaid Class A-1 Interest Carryover Shortfall                                                    $0.00
                                                                                                                   -----------------

                    Class A-1 Interest Distributable Amount                                                                   $0.00
                                                                                                                   =================

C.  Calculation of Class A-2 Interest Distributable Amount

                    Class A-2 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-2 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-2 Noteholders on such Distribution Date)     $74,204,121.44

                    Multiplied by the Class A-2 Interest Rate                                        5.789%

                    Multiplied by actual days in the period or in the case of the
                       first Distribution Date, by 22/360                                       0.08333333              $357,973.05
                                                                                          ------------------

                    Plus any unpaid Class A-2 Interest Carryover Shortfall                                                        -
                                                                                                                   -----------------

                    Class A-2 Interest Distributable Amount                                                             $357,973.05
                                                                                                                   =================

D.  Calculation of Class A-3 Interest Distributable Amount

                    Class A-3 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-3 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-3 Noteholders on such Distribution Date)    $141,500,000.00

                    Multiplied by the Class A-3 Interest Rate                                        5.950%

                    Multiplied by 1/12 or in the case of the first Distribution
                       Date, by 22/360                                                          0.08333333               $701,604.17
                                                                                          ------------------

                    Plus any unpaid Class A-3 Interest Carryover Shortfall                                                     $0.00
                                                                                                                   -----------------

                    Class A-3 Interest Distributable Amount                                                              $701,604.17
                                                                                                                   =================

E.  Calculation of Class A-4 Interest Distributable Amount

                    Class A-4 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-4 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-4 Noteholders on such Distribution Date)    $106,000,000.00

                    Multiplied by the Class A-4 Interest Rate                                        6.000%

                    Multiplied by 1/12 or in the case of the first Distribution
                       Date, by 22/360                                                          0.08333333               $530,000.00
                                                                                          ------------------

                    Plus any unpaid Class A-4 Interest Carryover Shortfall                                                     $0.00
                                                                                                                   -----------------

                    Class A-4 Interest Distributable Amount                                                              $530,000.00
                                                                                                                   =================



                                 Page 5 (1998-B)


F.  Calculation of Class A-5 Interest Distributable Amount

                    Class A-5 Monthly Interest Distributable Amount:

                    Outstanding principal balance of the Class A-5 Notes (as of the immediately preceding Distribution Date after distributions
                       of principal to Class A-5 Noteholders on such Distribution Date)    $55,000,000.00

                    Multiplied by the Class A-5 Interest Rate                                       6.060%

                    Multiplied by 1/12 or in the case of the first Distribution Date,
                        by 22/360                                                              0.08333333               $277,750.00
                                                                                           ---------------

                    Plus any unpaid Class A-5 Interest Carryover Shortfall                                                    $0.00
                                                                                                                     --------------

                    Class A-5 Interest Distributable Amount                                                             $277,750.00
                                                                                                                     --------------


G.  Calculation of Noteholders' Interest Distributable Amount

                    Class A-1 Interest Distributable Amount                                         $0.00
                    Class A-2 Interest Distributable Amount                                   $357,973.05
                    Class A-3 Interest Distributable Amount                                   $701,604.17
                    Class A-4 Interest Distributable Amount                                   $530,000.00
                    Class A-5 Interest Distributable Amount                                   $277,750.00

                    Noteholders' Interest Distributable Amount                                                        $1,867,327.22
                                                                                                                     --------------

H.  Calculation of Noteholders' Principal Distributable Amount:

                    Noteholders' Monthly Principal Distributable Amount:

                    Principal Distribution Amount                                          $11,792,510.63

                    Multiplied by Noteholders' Percentage ((i) for each
                    Distribution Date before the principal balance of the Class
                     A-1 Notes is reduced to zero, 100%, (ii) for the
                     Distribution Date on which the principal balance of the
                     Class A-1 Notes is reduced to zero, 100% until the principal balance of the Class A-1 Notes is reduced to zero and with respect to any remaining portion of the Principal
                     Distribution Amount, the initial principal balance of the
                     Class A-2 Notes over the Aggregate Principal Balance (plus any funds remaining on deposit in the Pre-Funding Account)
                     as of the Accounting Date for the preceding Distribution
                     Date minus that portion of the Principal Distribution Amount applied to retire the Class A-1 Notes and (iii) for each
                     Distribution Date thereafter, outstanding principal balance of the Class A-2 Notes on the Determination Date over the
                     Aggregate Principal Balance (plus any funds remaining on
                     deposit in the Pre-Funding Account) as of the Accounting
                     Date for the preceding Distribution Date)                                    100.00%            $11,792,510.63
                                                                                           ---------------


                    Unpaid Noteholders' Principal Carryover Shortfall                                                         $0.00
                                                                                                                      -------------

                    Noteholders' Principal Distributable Amount                                                       $11,792,510.63
                                                                                                                      ==============

I.  Application of Noteholders' Principal Distribution Amount:

                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-1 Notes (equal to entire Noteholders'
                    Principal Distributable Amount until the principal balance
                    of the Class A-1 Notes is reduced to zero)                                                                $0.00
                                                                                                                      =============

                    Amount of Noteholders' Principal Distributable Amount
                    payable to Class A-2 Notes (no portion of the Noteholders'
                    Principal Distributable Amount is payable to the Class A-2
                    Notes until the principal balance of the Class A-1 Notes has been reduced to zero; thereafter, equal to the entire
                    Noteholders' Principal Distributable Amount)                                                     $11,792,510.63
                                                                                                                     ==============

                                 Page 6 (1998-B)




        IX.         Pre-Funding Account

                    A.  Withdrawals from Pre-Funding Account:

                    Amount on deposit in the  Pre-Funding Account as of the preceding
                       Distribution Date or, in the case of the first Disrtibution Date, as of the Closing Date
                                                                                                                              $9.37
                                                                                                                     --------------
                                                                                                                              $9.37
                                                                                                                     ==============

                    Less: withdrawals from the Pre-Funding Account in respect of transfers of Subsequent Receivables to the Trust occurring on a Subsequent Transfer Date (an amount equal to (a) $0
                     (the aggregate Principal Balance of Subsequent Receivables transferred to the Trust) plus (b) $0 (an amount equal to $0 multiplied by (A) one less (B)((i) the Pre-Funded Amount
                     after giving effect to transfer of Subsequent Receivables
                     over (ii) $0))                                                                                           $0.00

                    Less: any amounts remaining on deposit in the Pre-Funding
                     Account in the case of the May 1998 Distribution Date or in the case the amount on deposit in the Pre-Funding Account
                     has been Pre-Funding Account has been reduced to $100,000 or
                     less as of the Distribution Date (see B below)                                                           $0.00
                                                                                                                    ---------------

                    Amount remaining on deposit in the Pre-Funding Account after
                      Distribution Date                                                       $9.37
                                                                                            --------
                                                                                                                              $9.37
                                                                                                                    ===============


                    B. Distributions to Noteholders from certain withdrawals
                     from the Pre-Funding Account:

                    Amount withdrawn from the Pre-Funding Account as a result of the Pre-Funded Amount not being reduced to zero on the
                     Distribution Date on or immediately preceding the end of the
                     Funding Period or the Pre-Funded Amount being reduced to
                     $100,000 or less on any Distribution Date                                                                $0.00

                    Class A-1 Prepayment Amount (equal to the Class A-1
                     Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                     Pre-Funded Amount as of the Distribution Date)                                                           $0.00

                    Class A-2 Prepayment Amount (equal to the Class A-2
                     Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                     Pre-Funded Amount as of the Distribution Date)                                                           $0.00

                    Class A-3 Prepayment Amount (equal to the Class A-3
                     Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                     Pre-Funded Amount as of the Distribution Date)                                                           $0.00

                    Class A-4 Prepayment Amount (equal to the Class A-4
                     Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                     Pre-Funded Amount as of the Distribution Date)                                                           $0.00

                    Class A-5 Prepayment Amount (equal to the Class A-5
                     Noteholders' pro rata share (based on the respective current outstanding principal balance of each class of Notes of the
                     Pre-Funded Amount as of the Distribution Date)                                                           $0.00


                    C.  Prepayment Premiums:

                    Class A-1 Prepayment Premium                                                                              $0.00
                    Class A-2 Prepayment Premium                                                                              $0.00
                    Class A-3 Prepayment Premium                                                                              $0.00
                    Class A-4 Prepayment Premium                                                                              $0.00
                    Class A-5 Prepayment Premium                                                                              $0.00




                                 Page 7 (1998-B)


        X.          Reserve Account

                    Requisite Reserve Amount:

                    Portion of Requisite Reserve Amount calculated with respect to Class A-1 Notes,
                       Class A-2 Notes, Class A-3 Notes, Class A-4 Notes, Class A-5 Notes,

                    Product of (x) weighted average of the Class A-1, A-2, A-3, A-4, and A-5 Interest Rate
                    (based on outstanding Class A-1, A-2, A-3, A-4, and A-5 principal balance), divided by 360   0.0000%
                    (y) (the Pre-Funded Amount on such Distribution Date)                                           0.00
                    (z) (the number of days until the May 1998 Distribution Date))                                     0
                                                                                                                              $0.00
                    Less the product of (x) 2.5% divided by 360,                                                   0.00%
                    (y) the Pre-Funded Amount on such Distribution Date and,                                        0.00
                    (z) the number of days until the May 1998 Distribution Date                                        0      $0.00
                                                                                                                              -----


                    Requisite Reserve Amount                                                                                  $0.00
                                                                                                                              =====

                    Amount on deposit in the Reserve Account (other than the Class A-1 Holdback
                       Subaccount) as of the preceding Distribution Date or, in the case of the first
                       Distribution Date, as of the Closing Date                                                              $0.00

                    Plus the excess, if any, of the Requisite Reserve Amount over amount on deposit in the
                       Reserve Account (other than the Class A-1 Holdback Subaccount) (which excess is to be deposited by the Indenture Trustee in the Reserve Account from amounts withdrawn
                       from the Pre-Funding Account in respect of transfers of Subsequent Receivables)                        $0.00

                    Less: the excess, if any, of the amount on deposit in the Reserve Account (other than the Class A-1
                       Holdback Subaccount) over the Requisite Reserve Amount (and amount withdrawn from the
                       Reserve Account to cover the excess, if any, of total amounts payable over Available Funds, which excess is to be transferred by the Indenture Trustee from amounts withdrawn from the Pre-Funding Account in respect of
                       transfers of Subsequent Receivables)                                                                   $0.00

                    Less: withdrawals from the Reserve Account (other than the Class A-1 Holdback Subaccount)
                       to cover the excess, if any, of total amount payable over Available Funds (see IV above)               $0.00
                                                                                                                              -----

                    Amount remaining on deposit in the Reserve Account (other than the Class A-1 Holdback
                       Subaccount) after the Distribution Date                                                                $0.00
                                                                                                                              =====

        XI.         Class A-1 Holdback Subaccount:

                    Class A-1 Holdback Amount:

                    Class A-1 Holdback Amount as of preceding Distribution Date or the Closing Date, as applicable,           $0.00

                    Plus deposit to the Class A-1 Holdback Subaccount (equal to 2.5% of the amount, if any, by which $0 (the Target Original Pool Balance set forth in the Sale and Servicing Agreement)
                       is greater than $0 (the Original Pool Balance after giving effect to the transfer of
                       Subsequent Receivables on the Distribution Date or on a Subsequent Transfer Date
                       preceding the Distribution Date))                                                                          0

                    Less withdrawal, if any, of amount from the Class A-1 Holdback Subaccount to cover
                       a Class A-1 Maturity Shortfall (see IV above)                                                          $0.00

                    Less withdrawal, if any, of amount remaining in the Class A-1 Holdback Subaccount on the Class A-1 Final Scheduled Maturity Date after giving effect to any payment out of the Class A-1 Holdback Subaccount to cover a Class A-1 Maturity Shortfall (amount of
                       withdrawal to be released by the Indenture Trustee)                                                    $0.00
                                                                                                                              -----

                    Class A-1 Holdback Subaccount immediately following the Distribution Date                                 $0.00
                                                                                                                              =====

                                 Page 8 (1998-B)


       XII.         Calculation of Servicing Fees

                    Aggregate Principal Balance as of the first day of the
                     Monthly Period                                               $376,704,112.07
                    Multiplied by Basic Servicing Fee Rate                                   1.25%
                    Multiplied by months per year                                      0.08333333
                                                                                  ---------------

                    Basic Servicing Fee                                                            $392,400.12

                    Less: Backup Servicer Fees                                                           $0.00

                    Supplemental Servicing Fees                                                          $0.00
                                                                                                  ------------

                    Total of Basic Servicing Fees and Supplemental Servicing Fees                                       $392,400.12
                                                                                                                        ===========



       XIII.        Information for Preparation of Statements to Noteholders

                        a. Aggregate principal balance of the Notes as of first day of Monthly Period
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                  $74,204,121.44
                                    Class A-3 Notes                                                                 $141,500,000.00
                                    Class A-4 Notes                                                                 $106,000,000.00
                                    Class A-5 Notes                                                                  $55,000,000.00

                        b. Amount distributed to Noteholders allocable to principal
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                  $11,792,510.63
                                    Class A-3 Notes                                                                           $0.00
                                    Class A-4 Notes                                                                           $0.00
                                    Class A-5 Notes                                                                           $0.00

                        c. Aggregate principal balance of the Notes (after giving effect to distributions on the Distribution Date)
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                  $62,411,610.81
                                    Class A-3 Notes                                                                 $141,500,000.00
                                    Class A-4 Notes                                                                 $106,000,000.00
                                    Class A-5 Notes                                                                  $55,000,000.00

                        d. Interest distributed to Noteholders
                                    Class A-1 Notes                                                                           $0.00
                                    Class A-2 Notes                                                                     $357,973.05
                                    Class A-3 Notes                                                                     $701,604.17
                                    Class A-4 Notes                                                                     $530,000.00
                                    Class A-5 Notes                                                                     $277,750.00

                        e. 1.  Class A-1 Interest Carryover Shortfall, if any (and change in
                                amount from preceding statement)                                                              $0.00
                           2.  Class A-2 Interest Carryover Shortfall, if any (and change in
                                amount from preceding statement)                                                              $0.00
                           3.  Class A-3 Interest Carryover Shortfall, if any (and change in
                                amount from preceding statement)                                                              $0.00
                           4.  Class A-4 Interest Carryover Shortfall, if any (and change in
                                amount from preceding statement)                                                              $0.00
                           5.  Class A-5 Interest Carryover Shortfall, if any (and change in
                                amount from preceding statement)                                                              $0.00

                        f. Amount distributed payable out of amounts withdrawn from or pursuant to:
                           1.  Reserve Account                                                                                $0.00
                           2.  Spread Account Class A-1 Holdback Subaccount                                                   $0.00
                           3.  Claim on the Note Policy                                                                       $0.00

                        g. Remaining Pre-Funded Amount                                                                        $9.37

                        h. Remaining Reserve Amount                                                                           $0.00

                        i. Amount on deposit on Class A-1 Holdback Subaccount                                                 $0.00

                        j. Prepayment amounts
                                    Class A-1 Prepayment Amount                                                               $0.00
                                    Class A-2 Prepayment Amount                                                               $0.00
                                    Class A-3 Prepayment Amount                                                               $0.00
                                    Class A-4 Prepayment Amount                                                               $0.00
                                    Class A-5 Prepayment Amount                                                               $0.00

                        k.  Prepayment Premiums
                                    Class A-1 Prepayment Premium                                                              $0.00
                                    Class A-2 Prepayment Premium                                                              $0.00
                                    Class A-3 Prepayment Premium                                                              $0.00
                                    Class A-4 Prepayment Premium                                                              $0.00
                                    Class A-5 Prepayment Premium                                                              $0.00

                        l. Total of Basic Servicing Fee, Supplemental Servicing Fees and other fees, if any,
                              paid by the Trustee on behalf of the Trust                                                $392,400.12

                        m. Note Pool Factors (after giving effect to distributions on the
                              Distribution Date)
                                    Class A-1 Notes                                                                      0.00000000
                                    Class A-2 Notes                                                                      0.33197665
                                    Class A-3 Notes                                                                      1.00000000
                                    Class A-4 Notes                                                                      1.00000000
                                    Class A-5 Notes                                                                      1.00000000


                                 Page 9 (1998-B)



       XVI.         Pool Balance and Aggregate Principal Balance

                               Original Pool Balance at beginning of Monthly Period                                $549,999,990.63
                               Subsequent Receivables                                                                            -
                                                                                                                   ----------------
                               Original Pool Balance at end of Monthly Period                                      $549,999,990.63
                                                                                                                   ================

                               Aggregate Principal Balance as of preceding Accounting Date                         $376,704,112.07
                               Aggregate Principal Balance as of current Accounting Date                           $364,911,601.44



                    Monthly Period Liquidated Receivables                                 Monthly Period Adminsitrative Receivables

                                             Loan #                Amount                 Loan #               Amount
                                             ------                ------                 ------               ------
                               see attached listing                2,510,484.84    see attached listing     (35,870.28)
                                                                          $0.00                                  $0.00
                                                                          $0.00                                  $0.00
                                                                          -----                                  -----
                                                                  $2,510,484.84                            ($35,870.28)
                                                                  =============                            ===========

      XVIII.        Delinquency Ratio

                    Sum of Principal Balances (as of the Accounting Date)
                       of all Receivables delinquent more than 30 days with
                       respect to all or any portion of a Scheduled Payment
                       as of the Accounting Date                                       22,968,216.34

                    Aggregate Principal Balance as of the Accounting Date            $364,911,601.44
                                                                                     ---------------

                    Delinquency Ratio                                                                       6.29418639%
                                                                                                            -----------












                    IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia
                    Financial Ltd., have executed this Certificate as of the date set forth above.


                                                                                          ARCADIA  FINANCIAL  LTD.

                                                                                          By:
                                                                                                 -------------------------------

                                                                                          Name:  Scott R. Fjellman
                                                                                                 -------------------------------
                                                                                          Title: Vice President / Securitization




                                Page 10 (1998-B)



                  Arcadia Automobile Receivables Trust 1998 - B

                             Performance Information

                For the Monthly Period ending   September 30, 1999

        I.          Original Principal Balance of the Securitization               $550,000,000

                                      Age of Pool (in months)                                16

        II.         Delinquency Ratio

                    Sum of Principal Balances (as of the Accounting Date)
                       of all Receivables delinquent more than 30 days with
                       respect to all or any portion of a Scheduled Payment
                       as of the Accounting Date                                                  $22,968,216.34

                    Aggregate Principal Balance as of the Accounting Date                         364,911,601.44
                                                                                                  ---------------
                    Delinquency Ratio                                                                                   6.29418639%
                                                                                                                     ==============


       III.         Average Delinquency Ratio

                    Delinquency ratio - current Determination Date                                   6.29418639%

                    Delinquency ratio - preceding Determination Date                                 5.38764821%

                    Delinquency ratio - second preceding Determination Date                          5.36284762%
                                                                                                  ---------------


                    Average Delinquency Ratio                                                                           5.68156074%
                                                                                                                     ==============


        IV.         Default Rate

                    Cumulative balance of defaults as of the preceding Accounting Date                               $30,723,477.77

                            Add: Sum of Principal Balances (as of the Accounting Date)
                                    of Receivables that became Liquidated Receivables
                                    during the Monthly Period or that became Purchased
                                    Receivables during Monthly Period (if delinquent more
                                    than 30 days with respect to any portion of a Scheduled
                                    Payment at time of purchase)                                                      $2,510,484.84
                                                                                                                     --------------

                    Cumulative balance of defaults as of the current Accounting Date                                 $33,233,962.61

                                 Sum of Principal Balances (as of the Accounting Date)
                                    of 90+ day delinquencies                                       4,851,392.86

                                          Percentage of 90+ day delinquencies applied to defaults        100.00%      $4,851,392.86
                                                                                                   -------------     --------------

                    Cumulative balance of defaults and 90+ day delinquencies as of the current Accounting Date       $38,085,355.47
                                                                                                                     ==============



        V.          Cumulative Default Rate as a % of Original Principal Balance (plus 90+ day delinquencies)

                    Cumulative Default Rate - current Determination Date                              6.9246101%

                    Cumulative Default Rate - preceding Determination Date                            6.3483069%

                    Cumulative Default Rate - second preceding Determination Date                     5.8122982%




                                 Page 1 (1998-B)


        VI.         Net Loss Rate

                    Cumulative net losses as of the preceding Accounting Date                                       $13,437,059.61

                        Add: Aggregate of Principal Balances as of the Accounting Date
                                (plus accrued and unpaid interest thereon to the end of the
                                Monthly Period) of all Receivables that became Liquidated
                                Receivables or that became Purchased Receivables
                                and that were delinquent more than 30 days with
                                respect to any portion of a Scheduled Payment as of the
                                Accounting Date                                                      $2,510,484.84
                                                                                                -------------------

                             Liquidation Proceeds received by the Trust                             ($1,200,671.33)  $1,309,813.51
                                                                                                -------------------  --------------

                    Cumulative net losses as of the current Accounting Date                                         $14,746,873.12

                        Sum of Principal Balances (as of the Accounting Date)
                           of 90+ day delinquencies                                             $4,851,392.86

                                 Percentage of 90+ day delinquencies applied to losses                 50.00%        $2,425,696.43
                                                                                                -------------------  --------------

                    Cumulative net losses and 90+ day delinquencies as of the current Accounting                    $17,172,569.55
                                                                                                                    --============




       VII.         Cumulative Net Loss Rate as a % of Original Principal Balance (plus 90+ day

                    Cumulative Net Loss Rate - current Determination Date                                                3.1222854%

                    Cumulative Net Loss Rate - preceding Determination Date                                              2.8242117%

                    Cumulative Net Loss Rate - second preceding Determination Date                                       2.6214291%

       VIII.        Classic/Premier Loan Detail

                                                                     Classic               Premier                        Total
                                                                     -------               -------                       -----
                    Aggregate Loan Balance, Beginning             281,009,205.35        $95,694,906.72             $376,704,112.07
                      Subsequent deliveries of Receivables                                                                    0.00
                      Prepayments                                  (2,778,931.93)        (1,191,240.58)              (3,970,172.51)
                      Normal loan payments                         (3,842,851.44)        (1,504,872.12)              (5,347,723.56)
                      Liquidated Receivables                       (1,959,318.85)          (551,165.99)              (2,510,484.84)
                      Administrative and Warranty Receivables          27,522.38              8,347.90                   35,870.28
                                                                 ----------------       ---------------            ----------------
                    Aggregate Loan Balance, Ending               $272,455,625.51        $92,455,975.93             $364,911,601.44
                                                                =================       ===============            ================

                    Delinquencies                                 $19,688,645.39          3,279,570.95              $22,968,216.34
                    Recoveries                                       $923,403.42           $277,267.91               $1,200,671.33
                    Net Losses                                      1,035,915.43            273,898.08               $1,309,813.51


       VIII.        Other Information Provided to FSA

                        A.   Credit Enhancement Fee information:

                             Aggregate Principal Balance as of the
                             Accounting Date                                           $364,911,601.44
                             Multiplied by: Credit Enhancement Fee  (27.7 bp's)
                             (30/360)                                                           0.0231%

                                      Amount due for current period                                                     $84,233.76
                                                                                                                     ==============


                        B.   Dollar amount of loans that prepaid during the Monthly Period                           $3,970,172.51
                                                                                                                     ==============

                             Percentage of loans that prepaid during the Monthly Period                                 1.08798199%
                                                                                                                     ==============


                                 Page 2 (1998-B)


        IX.         Spread Account Information                                                $                           %

                    Beginning Balance                                                   $30,136,329.72                  8.25852881%

                    Deposit to the Spread Account                                        $1,463,119.63                  0.40095180%
                    Spread Account Additional Deposit                                            $0.00                  0.00000000%
                    Withdrawal from the Spread Account                                    ($174,500.53)                -0.04781995%
                    Disbursements of Excess                                             ($2,368,044.91)                -0.64893659%
                    Interest earnings on Spread Account                                    $136,024.96                  0.03727614%
                                                                                       ----------------        --------------------

                    Ending Balance                                                      $29,192,928.86                  8.00000000%
                                                                                       ================        ====================


                    Specified Balance pursuant to Section 3.03 of the
                         Spread Account Agreement among Olympic Financial Ltd.,
                         Arcadia Receivables Finance Corp., Financial Security
                         Assurance Inc. and Norwest Bank Minnesota, National
                         Association                                                    $29,192,928.86                  8.00000000%
                                                                                      =============================================


        X.          Trigger Events

                    Cumulative Loss and Default Triggers as of March 1, 1998


                                                            Loss               Default      Loss Event   Default Event
                                    Month                Performance         Performance    of Default    of Default
                    ---------------------------------------------------------------------------------------------------------------
                                       3                    1.05%                2.11%         1.33%         2.66%
                                       6                    2.11%                4.21%         2.66%         5.32%
                                       9                    3.05%                6.10%         3.85%         7.71%
                                      12                    3.90%                7.79%         4.92%         9.84%
                                      15                    5.02%               10.03%         6.34%        12.68%
                                      18                    6.04%               12.07%         7.63%        15.25%
                                      21                    6.93%               13.85%         8.75%        17.50%
                                      24                    7.70%               15.40%         9.73%        19.45%
                                      27                    8.10%               16.21%        10.24%        20.47%
                                      30                    8.43%               16.86%        10.65%        21.29%
                                      33                    8.71%               17.43%        11.01%        22.01%
                                      36                    8.96%               17.92%        11.32%        22.63%
                                      39                    9.08%               18.15%        11.47%        22.93%
                                      42                    9.17%               18.34%        11.58%        23.16%
                                      45                    9.25%               18.49%        11.68%        23.36%
                                      48                    9.31%               18.62%        11.76%        23.52%
                                      51                    9.36%               18.73%        11.83%        23.65%
                                      54                    9.41%               18.81%        11.88%        23.76%
                                      57                    9.44%               18.88%        11.92%        23.84%
                                      60                    9.46%               18.93%        11.95%        23.91%
                                      63                    9.48%               18.96%        11.97%        23.95%
                                      66                    9.49%               18.98%        11.99%        23.98%
                                      69                    9.50%               18.99%        12.00%        23.99%
                                      72                    9.50%               19.00%        12.00%        24.00%
                    --------------------------------------------------------------------------------------------------------------

                    Average Delinquency Ratio equal to or greater than 8.40%                          Yes________     No___X_____

                    Cumulative Default Rate (see above table)                                         Yes________     No___X_____

                    Cumulative Net Loss Rate (see above table)                                        Yes________     No___X_____

                    Trigger Event that occurred as of a prior Determination Date
                       is Deemed Cured as of current Determination Date                               Yes________     No___X_____

        XI.         Insurance Agreement Events of Default

                    To the knowledge of the Servicer, an Insurance Agreement
                       Event of Default has occurred                                                  Yes________     No___X_____

                    To the knowledge of the Servicer, a Capture Event has occurred and be continuing  Yes________     No___X_____

                    To the knowledge of the Servicer, a prior Capture Event has been cured by
                       a permanent waiver                                                             Yes________     No___X_____

                    IN WITNESS WHEREOF, I, Scott R. Fjellman, a Responsible Officer of Arcadia
                    Financial Ltd., have executed this Certificate as of the date set forth above.


                                                                               ARCADIA  FINANCIAL  LTD.

                                                                               By:
                                                                                      ---------------------------------------------

                                                                               Name:  Scott R. Fjellman
                                                                                      ---------------------------------------------
                                                                               Title: Vice President / Securitization


                                 Page 3 (1998-B)